UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

Valeant Pharmaceuticals International

(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Hyland Avenue
Costa Mesa, California 92626
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 545-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 24, 2005, Valeant Pharmaceuticals International issued a press release announcing results of operations for the fourth quarter and full year of 2004 and financial condition at December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

     The information in this Item 2.02, including the exhibit attached hereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to such information.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
99.1	Press release dated February 24, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2005	VALEANT PHARMACEUTICALS INTERNATIONAL
	By:	/s/ Bary G. Bailey
Bary G. Bailey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 24, 2005.